                                                                     EXHIBIT 10.2

Non-Disclosure and Confidentiality Agreement

               The undersigned acknowledges that, _____________, or an affiliated or designated entity of (“QUANTUM”) has or will furnish to the undersigned, its agents, employees, members, representatives and affiliates ("Recipient") certain proprietary data relating to the business affairs and operations of the business of the company, including but not limited ________________________for study and evaluation by the Recipient of the company’s business.   It is acknowledged by the Recipient that the information provided by QUANTUM is confidential; therefore, the Recipient agrees not to disclose it and not to disclose that any discussions or contracts with QUANTUM have occurred or are intended, other than as provided for in the following paragraph.

It is acknowledged by the Recipient that information to be furnished is in all respects confidential in nature, other than information which is in the public domain through other means and that any disclosure or use of same by Recipient, except as provided in this Agreement, may cause serious harm or damage to QUANTUM. Therefore, the Recipient agrees that the Recipient will not use the information furnished for any purpose other than as stated above, and agrees that the Recipient will not either directly or indirectly by agent, employee, or representative, disclose this information, either in whole or in part, to any third party; provided, however that (a) information furnished may be disclosed only to those members, officers and employees of the Recipient (including affiliates and parent companies) and to the Recipient' advisors or representatives who need such information for the purpose of evaluating any possible transaction (it being understood that those members, officers, employees, advisors, affiliates, parent companies, and representatives shall be informed by the Recipient of the confidential nature of such information and shall be directed by the Recipient to treat such information confidentially), and (b) any disclosure of information may be made to which QUANTUM consents in writing. At the close of negotiations, the Recipient will return to QUANTUM all records, reports, documents, and memoranda furnished and will not make or retain any copy thereof.

During the period of due diligence and preparation for such business opportunity and for a period of one (1) year thereafter, regardless of the reason for the Recipient’s cessation of due diligence and preparation with QUANTUM, the Recipient shall not, on his or her own behalf or on behalf of any person, firm or corporation, or in any capacity whatsoever, (i) solicit any persons or entities with which QUANTUM or the Company had contracts, was negotiating contracts, or was affiliated with QUANTUM for any transaction related to the business opportunity introduced by QUANTUM,  or (ii) induce, suggest, persuade or recommend to any such persons or entities that they terminate, alter or refrain from renewing or extending their relationship with QUANTUM, and the Recipient shall not induce or permit any other person to, approach any such person or entity for any purpose. Should Recipient become aware that any other party included hereunder or third party has engaged in such conduct, Recipient agrees to immediately advise QUANTUM of the circumstances of such conduct.  The breach or threatened breach by Recipient of any of the provisions of this Agreement shall entitle QUANTUM to a permanent injunction and other equitable relief, without the requirement to post bond, in order to prevent or restrain any such breach or threatened breach by the Recipient or the Recipient’s partners, agents, representatives, servants, independent contractors, affiliates, parent company or any and all persons or entities directly or indirectly acting for or with the Recipient. The rights and remedies of QUANTUM under this Agreement shall be in addition to and not in limitation of any of the rights, remedies, and monetary or other damages or redress available to it at law or equity.  This Agreement shall survive the cessation  between the parties.

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 ____________

Signature

       Date

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Name (typed or printed)